UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

GROW SOLUTIONS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-29301	87-0575118
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1111 Broadway - Suite 406

Denver, CO 80203

(Address of principal executive offices)

(646) 863-6341

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 25, 2017 (the (“Issuance Date”), Grow Solutions Holdings, Inc., a Nevada corporation (the “Company”), issued a Promissory Note to an investor (the “Lender”) in the principal amount of $100,000 (the “Note”). The Company received $100,000 in net proceeds from the sale of the Note.

The Note is due on demand 180 days from the Issuance Date (the “Maturity Date”). Payment by the Company to Lender under the terms of the Note may be made in either cash or common stock of the Company, at the option of the Lender. In the event the Company repays the Note in common stock, such common stock will be issued at a price equal to the closing price of the Company’s common stock on the Maturity Date (the “Conversion Price”). The Note bears interest at a rate of fifteen percent (15%) per annum, to be accrued through the Maturity Date. Interest may be paid in cash or common stock of the Company at the option of the Lender on the Maturity Date at the Conversion Price.

Additionally, the Company will issue the Lender shares of common stock in an amount equal to thirty three percent (33%) of the outstanding balance of principal and interest under the Note on the Maturity Date (the “Issuance”). The Issuance of the Company’s common stock to the Lender shall be at the Conversion Price on the Maturity Date. The Company shall deliver the shares of common stock to the Lender within ten days after the Maturity Date.

Upon the occurrence of an Event of Default (as defined in the Note), the Lender shall provide the Company notice of such occurrence, at which time the Company will have five (5) business days from receipt of such notice to pay the outstanding principal amount of the Note, with any unpaid interest thereof, in full. In the event full payment is not made upon the expiry of the five (5) day period, here is a default penalty equal to two percent (2%) of the principal amount per month during the period of default (the “Default Penalty”). Lender may then, at its sole discretion declare the entire then outstanding principal amount of this Note together with any unpaid interest and the Default Penalty immediately due and payable, in which event the Lender may, at its sole discretion take any action it deems necessary to recover amounts due under this Note.

The foregoing descriptions of the Note do not purport to be complete and is subject to, and qualified in its entirety by the Note, a copy of which is attached hereto as Exhibit 4.1, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 1.01 above is hereby incorporated by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Item 1.01 above is hereby incorporated by reference.

The Note was not registered under the Securities Act of 1933, as amended (the “Securities Act”). The Note qualified for exemption under Section 4(a)(2) of the Securities Act since the issuance of the Note by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(a)(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, the holder of the Note had the necessary investment intent as required by Section 4(a)(2) of the Securities Act as the investor agreed to and received the Note bearing a legend stating that such Note is restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that the Note would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

On June 7, 2017, the Company filed an amendment to its Articles of Incorporation (the “Amendment”) with the Secretary of State of the State of Nevada, which, among other things, established the designation, powers, rights, privileges, preferences and restrictions of the Series A Preferred Stock, $0.001 par value per share (the “Series A Preferred Stock”).

Among other provisions, each one (1) share of the Series A Preferred Stock shall have voting rights equal to (x) 0.019607 multiplied by the total issued and outstanding shares of common stock of the Company eligible to vote at the time of the respective vote (the “Numerator”), divided by (y) 0.49, minus (z) the Numerator. For purposes of illustration only, if the total issued and outstanding shares of common stock of the Company eligible to vote at the time of the respective vote is 5,000,000, the voting rights of one share of the Series A Preferred Stock shall be equal to 102,036 (0.019607 x 5,000,000) / 0.49) – (0.019607 x 5,000,000) = 102,036).

Fifty-one (51) shares of Series A Preferred Stock were authorized and fifty-one (51) shares of Series A Preferred Stock were issued to Grow Solutions Holdings, LLC, a Colorado limited liability company (the “LLC”) controlled equally by each member of the Board of Directors of the Company (the “Board”).

The Series A Preferred Stock has no dividend rights, no liquidation rights and no redemption rights, and was created primarily to be able to obtain a quorum and conduct business at shareholder meetings. All shares of the Series A Preferred Stock shall rank (i) senior to the Company’s common stock and any other class or series of capital stock of the Company hereafter created, (ii) pari passu with any class or series of capital stock of the Company hereafter created and specifically ranking, by its terms, on par with the Series A Preferred Stock and (iii) junior to any class or series of capital stock of the Company hereafter created specifically ranking, by its terms, senior to the Series A Preferred Stock, in each case as to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

Additionally, all of the issued and outstanding shares of Series A Preferred Stock will be forfeited and canceled by the LLC upon the earlier of (i) the Company closing a financing transaction whereby it receives an investment in an amount equal to at least $3,000,000, or (ii) twenty four (24) months from the filing date of the Amendment in the State of Nevada (the “Holding Period”), unless such Holding Period is extended by a majority vote of the Board.

The foregoing descriptions of the Amendment and the Series A Preferred Stock designations do not purport to be complete and are subject to, and qualified in its entirety by, the Amendment, a copy of which is attached hereto as Exhibit 3.1, and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 3.03 is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1*	Amendment to Articles of Incorporation, filed June 7, 2017
4.1*	Promissory Note dated May 25, 2017

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GROW SOLUTIONS HOLDINGS, INC.

Date: June 13, 2017	By:	/s/ Jeffrey Beverly
	Name:	Jeffrey Beverly
	Title:	President

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